Exhibit 10.4

EXECUTION VERSION

OMNIBUS AMENDMENT NO. 2

TO COMBINED CREDIT AGREEMENTS

THIS OMNIBUS AMENDMENT NO. 2 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of August 6, 2012, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA, INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S

A. The U.S. Borrower, the Global Administrative Agent, and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, and as amended, supplemented or modified, the “U.S. Credit Agreement”).

B. Quicksilver Resources Inc., as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, and as amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).

B. The Combined Borrowers have requested that the Required Lenders agree, and the Required Lenders have agreed, to amend certain provisions of the Combined Credit Agreements.

C. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.

Section 2. Amendments to Combined Credit Agreements.

2.1 Amendments to Section 1.02.

2.1.1 The definition of “Applicable Margin” in the U.S. Credit Agreement is hereby amended to read:

““Applicable Margin” means, for any day from and after the Second Amendment Effective Date, with respect to the commitment fees payable hereunder, or with respect to any Eurodollar Loan or ABR Loan, as the case may be, the rate per annum set forth in the appropriate column below under the caption “Commitment Fee Rate”, “Eurodollar Spread,” or “ABR Spread,” as the case may be, for the Global Borrowing Base Utilization Percentage then in effect:

Global Borrowing Base Utilization Percentage	Commitment Fee Rate	Eurodollar Spread	ABR Spread
Greater than 90%	0.500%	3.00%	2.00%

Greater than 75% but less than or equal to 90%	0.500%	2.75%	1.75%

Greater than 50% and less than or equal to 75%	0.500%	2.50%	1.50%

Greater than 25% and less than or equal to 50%	0.500%	2.25%	1.25%

Less than or equal to 25%	0.500%	2.00%	1.00%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.”

2.1.2 The definition of “Applicable Margin” in the Canadian Credit Agreement is hereby amended to read:

““Applicable Margin” means, for any day from and after the Second Amendment Effective Date, with respect to the commitment fees payable hereunder, or with respect to any Canadian Prime Loan, CDOR Loan, U.S. Prime Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the appropriate column below under the caption “Commitment Fee Rate”, “Canadian Prime Spread,” “CDOR Spread,” “U.S. Prime Spread”, or “Eurodollar Spread”, as the case may be, for the Global Borrowing Base Utilization Percentage then in effect:

Global Borrowing Base Utilization Percentage	Commitment Fee Rate	Canadian Prime Spread	CDOR Spread	U.S. Prime Spread	Eurodollar Spread
Greater than 90%	0.500%	2.00%	3.00%	2.00%	3.00%
Greater than 75% but less than or equal to 90%	0.500%	1.75%	2.75%	1.75%	2.75%
Greater than 50% and less than or equal to 75%	0.500%	1.50%	2.50%	1.50%	2.50%
Greater than 25% and less than or equal to 50%	0.500%	1.25%	2.25%	1.25%	2.25%
Less than or equal to 25%	0.500%	1.00%	2.00%	1.00%	2.00%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.”.

2.1.3 The definition of “Consolidated Net Income” in the U.S. Credit Agreement is hereby amended as follows: (i) the word “and” at the end of clause (f) is deleted, (ii) the period at the end of clause (g) is replaced with a semi-colon, and (iii) the following new clauses are inserted which read:

“(h) any fees and expenses incurred in connection with (i) the proposed Barnett Shale Transaction in an aggregate amount not to exceed $9,000,000 and (ii) the Second Omnibus Amendment;

(i) audit fees and expenses incurred prior to the Second Amendment Effective Date in an aggregate amount not to exceed $2,800,000;

(j) legal fees and expenses incurred prior to the Second Amendment Effective Date in an aggregate amount not to exceed $1,200,000;

(k) severance costs and expenses in an aggregate amount not to exceed $2,500,000; and

(l) any gains realized from the repurchase by the Borrower or any Restricted Subsidiary of any of their Debt at a discount.”.

2.1.4 The definition of “Consolidated Net Income” in the Canadian Credit Agreement is hereby amended as follows: (i) the word “and” at the end of clause (f) is deleted, (ii) the period at the end of clause (g) is replaced with a semi-colon, and (iii) the following new clauses are inserted which read:

“(h) any fees and expenses incurred in connection with (i) the proposed Barnett Shale Transaction in an aggregate amount not to exceed $9,000,000 and (ii) the Second Omnibus Amendment;

(i) audit fees and expenses incurred prior to the Second Amendment Effective Date in an aggregate amount not to exceed $2,800,000;

(j) legal fees and expenses incurred prior to the Second Amendment Effective Date in an aggregate amount not to exceed $1,200,000;

(k) severance costs and expenses in an aggregate amount not to exceed $2,500,000; and

(l) any gains realized from the repurchase by the Parent or any Restricted Subsidiary of any of their Debt at a discount.”.

2.1.5 The definition of “MLP Barnett Shale Assets” in the U.S. Credit Agreement is hereby amended to read:

“MLP Barnett Shale Assets” means those assets, which have been disclosed by the Borrower to the Global Administrative Agent prior to the Effective Date (or such other associated assets not material and adverse to the Combined Lenders, taken as a whole), owned by the Borrower located in the Barnett Shale in the Fort Worth Basin of North Texas consisting of, but not limited to, producing wells, undeveloped locations (including proved and unproved reserves) and related well equipment leases and surface rights.

2.1.6 The definition of “MLP Barnett Shale Assets” in the Canadian Credit Agreement is hereby amended to read:

“MLP Barnett Shale Assets” means those assets, which have been disclosed by the Parent to the Global Administrative Agent prior to the Effective Date (or such other associated assets not material and adverse to the Combined Lenders, taken as a whole), owned by the Borrower located in the Barnett Shale in the Fort Worth Basin of North Texas consisting of, but not limited to, producing wells, undeveloped locations (including proved and unproved reserves) and related well equipment leases and surface rights.

2.1.7 The definitions of “Combined LC Exposure”, “Second Amendment Effective Date”, “Post 8/6/12 Incremental Combined LC Exposure”, “Second Omnibus Amendment”, “Senior Secured Debt”, “Total Debt” and “Total Debt Leverage Condition” are added where alphabetically appropriate to the U.S. Credit Agreement, which definitions read:

“Combined LC Exposure” means, collectively, the LC Exposure and the Canadian LC Exposure.

“Post 8/6/12 Incremental Combined LC Exposure” means, as of any day, the amount (if any) by which (i) the Combined LC Exposure as of such day exceeds (ii) the Combined LC Exposure as of the Second Amendment Effective Date.

“Second Amendment Effective Date” means August 6, 2012.

“Second Omnibus Amendment” means that certain Omnibus Amendment No. 2 To Combined Credit Agreements, dated as of the Second Amendment Effective Date, among the Borrower, QRCI, the Global Administrative Agent, the Canadian Administrative Agent, and each of the Lenders and Canadian Lenders party thereto.

“Senior Secured Debt” means, as of any date of determination, all Debt of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, which is secured by a Lien on any of their Properties, as of such date, including the Secured Indebtedness and the Canadian Secured Indebtedness, but for the avoidance of doubt, excluding any of the Existing Debt.

“Total Debt” means, as of any date of determination, all Debt of the Borrower and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of such date.

“Total Debt Leverage Condition” means, as of any date of determination occurring after June 30, 2013, a condition that shall be satisfied if the ratio of (i) Total Debt as of such day to (ii) EBITDAX for the most recent period of four fiscal quarters then ended is less than or equal to 4.0 to 1.0.

2.1.8 The definitions of “Combined LC Exposure”, “Post 8/6/12 Incremental Combined LC Exposure”, “Second Amendment Effective Date”, “Second Omnibus Amendment”, “Senior Secured Debt”, “Total Debt” and “Total Debt Leverage Condition” are added where alphabetically appropriate to the Canadian Credit Agreement, which definitions read:

“Combined LC Exposure” means, collectively, the LC Exposure and the U.S. LC Exposure.

“Post 8/6/12 Incremental Combined LC Exposure” means, as of any day, the amount (if any) by which (i) the Combined LC Exposure as of such day exceeds (ii) the Combined LC Exposure as of the Second Amendment Effective Date.

“Second Amendment Effective Date” means August 6, 2012.

“Second Omnibus Amendment” means that certain Omnibus Amendment No. 2 To Combined Credit Agreements, dated as of the Second Amendment Effective Date, among the Parent, Borrower, the Global Administrative Agent, the Administrative Agent, and each of the U.S. Lenders and Lenders party thereto.

“Senior Secured Debt” means, as of any date of determination, all Debt of the Parent and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, which is secured by a Lien on any of their Properties, including the Secured Indebtedness and the U.S. Secured Indebtedness, but for the avoidance of doubt, excluding any of the Existing Debt.

“Total Debt” means, as of any date of determination, all Debt of the Parent and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of such date.

“Total Debt Leverage Condition” means, as of any date of determination occurring after June 30, 2013, a condition that shall be satisfied if the ratio of (i) Total Debt as of such day to (ii) EBITDAX for the most recent period of four fiscal quarters then ended is less than or equal to 4.0 to 1.0.

2.2 Amendments to Section 9.01(a)—Interest Coverage Ratio.

2.2.1 Section 9.01(a) of the U.S. Credit Agreement is hereby amended to read:

“(a) Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter set forth below, permit its ratio of (i) EBITDAX for the period of four fiscal quarters then ending to (ii) Cash Interest Expense for such period, to be less than the ratio set forth opposite such date:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
September 30, 2012—March 31, 2014	1.5 to 1.0
June 30, 2014	2.0 to 1.0
September 30, 2014 and thereafter	2.5 to 1.0.”

2.2.2 Section 9.01(a) of the Canadian Credit Agreement is hereby amended to read:

“(a) Interest Coverage Ratio. The Parent will not, as of the last day of any fiscal quarter set forth below, permit its ratio of (i) EBITDAX for the period of four fiscal quarters then ending to (ii) Cash Interest Expense for such period, to be less than the ratio set forth opposite such date:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
September 30, 2012—March 31, 2014	1.5 to 1.0
June 30, 2014	2.0 to 1.0
September 30, 2014 and thereafter	2.5 to 1.0.”

2.3 Addition of Section 9.01(c)-Senior Secured Leverage Ratio.

2.3.1 Section 9.01 of the U.S. Credit Agreement is hereby amended to add the following Section 9.01(c), which reads:

“(c) Senior Secured Debt Ratio. The Borrower will not, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2012, permit its ratio of (i) Senior Secured Debt as of such day to (ii) EBITDAX for the period of four fiscal quarters then ending to be greater than 2.5 to 1.0.”.

2.3.2 Section 9.01 of the Canadian Credit Agreement is hereby amended to add the following Section 9.01(c), which reads:

“(c) Senior Secured Debt Ratio. The Parent will not, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2012, permit its ratio of (i) Senior Secured Debt as of such day to (ii) EBITDAX for the period of four fiscal quarters then ending to be greater than 2.5 to 1.0.”.

2.4 Amendments to Section 9.02.

2.4.1 Section 9.02(e) of the U.S. Credit Agreement is hereby amended to read:

“(e) Debt of a Person which becomes a Restricted Subsidiary after the date hereof, provided that (i) such Debt existed at the time such Person became a Restricted Subsidiary and was not created in anticipation thereof, (ii) immediately after giving effect to the acquisition of such Person by the Borrower or a Restricted Subsidiary, no Default or Event of Default shall have occurred and be continuing and (iii) that all Debt incurred under this clause (e), together with all Debt incurred pursuant to clause (j) below, does not exceed (x) if the Total Debt Leverage Condition is not satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt), $25,000,000 and (y) otherwise, $45,000,000, in each case, in the aggregate at any one time outstanding;”.

2.4.2 Section 9.02(e) of the Canadian Credit Agreement is hereby amended to read:

“(e) Debt of a Person which becomes a Restricted Subsidiary after the date hereof, provided that (i) such Debt existed at the time such Person became a Restricted Subsidiary and was not created in anticipation thereof, (ii) immediately after giving effect to the acquisition of such Person by the Parent or a Restricted Subsidiary, no Default or Event of Default shall have occurred and be continuing and (iii) that all Debt incurred under this clause (e), together with all Debt incurred pursuant to clause (j) below, does not exceed (x) if the Total Debt Leverage Condition is not satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt), $25,000,000 and (y) otherwise, $45,000,000, in each case, in the aggregate at any one time outstanding;”.

2.4.3 Section 9.02(j) of the U.S. Credit Agreement is hereby amended to read:

“(j) Debt incurred to finance the acquisition, construction or improvement of fixed or capital assets (including, without limitation, obligations in connection with Capital Leases) secured by Liens permitted by Section 9.03(i); provided that all Debt incurred under this clause (j), together with all Debt incurred pursuant to clause (e) above, does not exceed (x) if the Total Debt Leverage Condition is not satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt), $25,000,000 and (y) otherwise, $45,000,000, in each case, in the aggregate at any one time outstanding;”.

2.4.4 Section 9.02(j) of the Canadian Credit Agreement is hereby amended to read:

“(j) Debt incurred to finance the acquisition, construction or improvement of fixed or capital assets (including, without limitation, obligations in connection with Capital Leases) secured by Liens permitted by Section 9.03(i); provided that all Debt incurred under this clause (j), together with all Debt incurred pursuant to clause (e) above, does not exceed (x) if the Total Debt Leverage Condition is not satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt), $25,000,000 and (y) otherwise, $45,000,000, in each case, in the aggregate at any one time outstanding;”.

2.4.5 Section 9.02(k) of the U.S. Credit Agreement is hereby amended to read:

“(k) other Debt not to exceed (x) if the Total Debt Leverage Condition is not satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt), $25,000,000 and (y) otherwise, $65,000,000, in each case, in the aggregate at any one time outstanding;”.

2.4.6 Section 9.02(k) of the Canadian Credit Agreement is hereby amended to read

“(k) other Debt not to exceed (x) if the Total Debt Leverage Condition is not satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt), $25,000,000 and (y) otherwise, $65,000,000, in each case, in the aggregate at any one time outstanding;”.

2.4.7 Section 9.02(n) of the U.S. Credit Agreement is hereby amended to add the words “if the Total Debt Leverage Condition is satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt),” to the beginning of Section 9.02(n).

2.4.8 Section 9.02(n) of the Canadian Credit Agreement is hereby amended to add the words “if the Total Debt Leverage Condition is satisfied at the time of the incurrence thereof (after giving effect to such incurrence and any concurrent repayment of Debt),” to the beginning of Section 9.02(n).

2.5 Amendments to Section 9.04(d)—Dividends and Distributions.

2.5.1 Section 9.04(d) of the U.S. Credit Agreement is hereby amended to read:

“(d) to the extent not permitted by clauses (a) to (c) above, the Borrower may make Restricted Payments up to an aggregate amount of $15,000,000; provided that, if the Total Debt Leverage Condition is satisfied at the time when the Restricted Payment is made, the Borrower may make (i) Restricted Payments up to an aggregate amount of $20,000,000 and (ii) additional Restricted Payments up to an aggregate amount of $55,000,000 (not including Restricted Payments made under the foregoing clause (i)) or dividends, distributions or transfers of Equity Interests or other assets or Debt of an Unrestricted Subsidiary if, in the case of Restricted Payments or such dividends, distributions or transfers in respect of an Unrestricted Subsidiary, in each case, made under this clause (ii), (A) no Default has occurred and is continuing at the time such Restricted Payment or such dividend, transfer or distribution is made or would result from the making of such Restricted Payment or such dividend, transfer or distribution, (B) the Minimum Liquidity after giving effect to such Restricted Payment or such dividend, transfer or distribution is not less than the greater of (x) 25% of the Global Borrowing Base then in effect and (y) $250,000,000, and (C) after giving effect to such Restricted Payment or such dividend, transfer or distribution, the Borrower is in pro forma compliance with Section 9.01;”.

2.5.2 Section 9.04(d) of the Canadian Credit Agreement is hereby amended to read:

“(d) to the extent not permitted by clauses (a) to (c) above, the Parent may make Restricted Payments up to an aggregate amount of $15,000,000; provided that, if the Total Debt Leverage Condition is satisfied at the time when the Restricted Payment is made, the Parent may make (i) Restricted Payments up to an aggregate amount of US$20,000,000 and (ii) additional Restricted Payments up to an aggregate amount of US$55,000,000 (not including Restricted Payments made under the foregoing clause (i)) or dividends, distributions or transfers of Equity Interests or other assets or Debt of an Unrestricted Subsidiary if, in the case of Restricted Payments or such dividends, distributions or transfers in respect of an Unrestricted Subsidiary, in each case, made under this clause (ii), (A) no Default has occurred and is continuing at the time such Restricted Payment or such dividend, transfer or distribution is made or would result from the making of such Restricted Payment or such dividend, transfer or distribution, (B) the Minimum Liquidity after giving effect to such Restricted Payment or such dividend, transfer or distribution is not less than the greater of (x) 25% of the Global Borrowing Base then in effect and (y) US$250,000,000, and (C) after giving effect to such Restricted Payment or such dividend, transfer or distribution, the Borrower is in pro forma compliance with Section 9.01;”.

2.6 Amendment to Section 9.05(a)-Limitations on Repayment of Debt.

2.6.1 Section 9.05(a) of the U.S. Credit Agreement is hereby amended to read:

“(a) call, make or offer to make any optional or voluntary Redemption (whether in whole or in part) of any Existing Debt or Permitted Additional Debt, provided, however, that the Borrower and its Restricted Subsidiaries may:

(I) so long as the Total Debt Leverage Condition is not satisfied, Redeem Existing Debt or Permitted Additional Debt if (w) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (x) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 25% (it being understood that for purposes of this clause (x) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage), (y) the Combined Loans are concurrently prepaid and, after prepaying all of the Combined Loans, any Post 8/6/12 Incremental Combined LC Exposure at such time is cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent, in an aggregate amount equal to the amount of such Redemption (or, if less, an amount equal to the sum of (1) the outstanding principal amount of all Combined Loans and (2) any Post 8/6/12 Combined LC Exposure at such time) and (z) after giving effect to such Redemption, the Borrower is in pro forma compliance with Section 9.01, and

(II) so long as the Total Debt Leverage Condition is satisfied, (i) Redeem Existing Debt (other than the Existing Subordinated Notes and Existing Convertible Debentures) or Permitted Additional Debt up to an aggregate amount of $20,000,000, (ii) Redeem the Existing Subordinated Notes and Existing Convertible Debentures if, in the case of Redemptions made under this clause (ii), (A) no Default or Global Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, and (B) the Minimum Liquidity after giving effect to such Redemption is not less than the greater of (1) 15% of the Global Borrowing Base then in effect and (2) $150,000,000, and (iii) Redeem additional Existing Debt or Permitted Additional Debt if, in the case of Redemptions made under this clause (iii), (x) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (y) the Minimum Liquidity after giving effect to such Redemption is not less than the greater of (1) 25% of the Global Borrowing Base then in effect and (2) $250,000,000 and (z) after giving effect to such Redemption, the Borrower is in pro forma compliance with Section 9.01; and

(III) at any time,

(i) Redeem Existing Debt or Permitted Additional Debt using the net cash proceeds of sales of Equity Interests of the Borrower if no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption;

(ii) Redeem Existing Debt or Permitted Additional Debt in connection with any refinancing thereof permitted pursuant to Section 9.02(o);”.

2.6.2 Section 9.05(a) of the Canadian Credit Agreement is hereby amended to read:

“(a) call, make or offer to make any optional or voluntary Redemption (whether in whole or in part) of any Existing Debt or Permitted Additional Debt, provided, however, that the Parent and its Restricted Subsidiaries may:

(I) so long as the Total Debt Leverage Condition is not satisfied, Redeem Existing Debt or Permitted Additional Debt if (w) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (x) the Global Borrowing Base Utilization Percentage, after giving effect to the making of such Redemption, is less than 25% (it being understood that for purposes of this clause (x) any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage), (y) the Combined Loans are concurrently prepaid and, after prepaying all of the Combined Loans, any Post 8/6/12 Incremental Combined LC Exposure at such time is cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent, in an aggregate amount equal to the amount of such Redemption (or, if less, an amount equal to the sum of (1) the outstanding principal amount of all Combined Loans and (2) any Post 8/6/12 Combined LC Exposure at such time) and (z) after giving effect to such Redemption, the Borrower is in pro forma compliance with Section 9.01, and

(II) so long as the Total Debt Leverage Condition is satisfied, (i) Redeem Existing Debt (other than the Existing Subordinated Notes and Existing Convertible Debentures) or Permitted Additional Debt up to an aggregate amount of US$20,000,000, (ii) Redeem the Existing Subordinated Notes and Existing Convertible Debentures if, in the case of Redemptions made under this clause (ii), (A) no Default or Global Borrowing Base Deficiency has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, and (B) the Minimum Liquidity after giving effect to such Redemption is not less than the greater of (1) 15% of the Global Borrowing Base then in effect and (2) US$150,000,000 and (iii) Redeem additional Existing Debt or Permitted Additional Debt if, in the case of Redemptions made under this clause (iii), (x) no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption, (y) the Minimum Liquidity after giving effect to such Redemption is not less than the greater of (1) 25% of the Global Borrowing Base then in effect and (2) US$250,000,000 and (z) after giving effect to such Redemption, the Parent is in pro forma compliance with Section 9.01;

(III) at any time,

(i) Redeem Existing Debt or Permitted Additional Debt using the net cash proceeds of sales of Equity Interests of the Parent if no Default has occurred and is continuing at the time such Redemption is made or would result from the making of such Redemption;

(ii) Redeem Existing Debt or Permitted Additional Debt in connection with any refinancing thereof permitted pursuant to Section 9.02(o);”.

2.7 Amendment to Section 9.10(d).

2.7.1 The following sentence is hereby added at the end of Section 9.10(d) of the U.S. Credit Agreement: “Notwithstanding the foregoing, in no event shall the Borrower or any Restricted Subsidiary terminate, unwind, cancel or otherwise dispose of any Oil and Gas Swap Agreements having settlement payments calculated with respect to the price of Hydrocarbons during any period prior to December 31, 2014; provided that the Borrower and any Restricted Subsidiary may (x) consent to the assignment of any Oil and Gas Swap Agreement (whether effected by means of novation, substantially concurrent termination and replacement that serves as a substitute for novation, or other mechanism reasonably acceptable to the Administrative Agent) from a Secured Swap Provider to a Person who is, or after giving effect to such assignment, will be, a Secured Swap Provider (it being understood that any such assignment shall not change the economic terms (for example, price, volume, the timing of settlement payments, tenor and similar terms) of such assigned Oil and Gas Swap Agreement) and (y) exercise all rights and remedies under any Oil and Gas Swap Agreement following the occurrence of an event of default or termination event with respect to the applicable counterparty thereunder.”

2.7.2 The following sentence is hereby added at the end of Section 9.10(d) of the Canadian Credit Agreement: “Notwithstanding the foregoing, in no event shall the Parent or any Restricted Subsidiary terminate, unwind, cancel or otherwise dispose of any Oil and Gas Swap Agreements having settlement payments calculated with respect to the price of Hydrocarbons during any period prior to December 31, 2014; provided that the Borrower and any Restricted Subsidiary may (x) consent to the assignment of any Oil and Gas Swap Agreement (whether effected by means of novation, substantially concurrent termination and replacement that serves as a substitute for novation, or other mechanism reasonably acceptable to the Administrative Agent) from a Secured Swap Provider to a Person who is, or after giving effect to such assignment, will be, a Secured Swap Provider (it being understood that any such assignment shall not change the economic terms (for example, price, volume, the timing of settlement payments, tenor and similar terms) of such assigned Oil and Gas Swap Agreement) and (y) exercise all rights and remedies under any Oil and Gas Swap Agreement following the occurrence of an event of default or termination event with respect to the applicable counterparty thereunder.”

2.8 Amendment to Section 9.10(i).

2.8.1 Section 9.10(i) of the U.S. Credit Agreement is hereby deleted and replaced in its entirety with the following text:

“(i) transfers and other dispositions of Oil and Gas Properties and Oil and Gas Swap Agreements as contemplated by the Barnett Shale Transaction;

provided that:

(x) if the contribution of the Equity Interests of MLP Opco to MLP in connection with the Barnett Shale Transaction is consummated prior to delivery by the Global Administrative Agent of the Proposed Borrowing Base Notice relating to the Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base in April 2013, then each of the Global Borrowing Base and U.S. Borrowing Base will be reduced by $200,000,000, and

(y) if the Total Debt Leverage Condition is not satisfied immediately after the consummation of the Barnett Shale Transaction, the Borrower shall use the net cash proceeds of the Contribution Consideration first to prepay Combined Loans and, as necessary, cash collateralize Combined LC Exposure in a manner satisfactory to each Issuing Bank and the Administrative Agent in an amount so that, after giving effect to any such prepayments or cash collateralization (it being understood that for purposes of this clause first any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage) the Global Borrowing Base Utilization Percentage is less than 25% (or, if greater, an amount sufficient to cure any borrowing base deficiencies), second to, in equal amounts, (1) prepay Combined Loans and, after prepaying all of the Combined Loans, to cash collateralize all Post 8/6/12 Incremental Combined LC Exposure in a manner satisfactory to each Issuing Bank and the Administrative Agent and (2) repay, repurchase, retire or otherwise Redeem Existing Debt or Permitted Additional Debt until the outstanding principal amount of the Combined Loans equals $0 and all Post 8/6/12 Incremental Combined LC Exposure has been collateralized as indicated above and third to repay, repurchase, retire or otherwise Redeem Existing Debt or Permitted Additional Debt;

provided further, however, that if the Barnett Shale Transaction has not been consummated prior to delivery by the Global Administrative Agent of the Proposed Borrowing Base Notice relating to the Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base in April 2013, clause (x) of the preceding proviso shall not apply and instead the Global Borrowing Base and the U.S. Borrowing Base shall be reduced in a manner consistent with the requirements and procedures set forth in Section 9.10(d)(iii)-(v), to the extent applicable, and the net cash proceeds of the Contribution Consideration shall be applied according to the preceding clause (y), if clause (y) is applicable, and otherwise pursuant to Section 9.10(d)(v), to the extent applicable.”

2.8.2 Section 9.10(i) of the Canadian Credit Agreement is hereby deleted and replaced in its entirety with the following text:

“(i) transfers and other dispositions of Oil and Gas Properties and Oil and Gas Swap Agreements as contemplated by the Barnett Shale Transaction;

provided that:

(x) if the contribution of the Equity Interests of MLP Opco to MLP in connection with the Barnett Shale Transaction is consummated prior to delivery by the Global Administrative Agent of the Proposed Borrowing Base Notice relating to the Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base in April 2013, then each of the Global Borrowing Base and U.S. Borrowing Base will be reduced by US$200,000,000, and

(y) if the Total Debt Leverage Condition is not satisfied immediately after the consummation of the Barnett Shale Transaction, the Parent shall use the net cash proceeds of the Contribution Consideration first to prepay Combined Loans and, as necessary, cash collateralize Combined LC Exposure in a manner satisfactory to each Issuing Bank and the Administrative Agent in an amount so that, after giving effect to any such prepayments or cash collateralization (it being understood that for purposes of this clause first any amount of Combined LC Exposure that has been cash collateralized in a manner satisfactory to each Issuing Bank and the Administrative Agent shall be deemed not to constitute Combined Credit Exposure for purposes of determining the Global Borrowing Base Utilization Percentage) the Global Borrowing Base Utilization Percentage is less than 25% (or, if greater, an amount sufficient to cure any borrowing base deficiencies), second to, in equal amounts, (1) prepay Combined Loans and, after prepaying all of the Combined Loans, to cash collateralize all Post 8/6/12 Incremental Combined LC Exposure in a manner satisfactory to each Issuing Bank and the Administrative Agent and (2) repay, repurchase, retire or otherwise Redeem Existing Debt or Permitted Additional Debt until the outstanding principal amount of the Combined Loans equals $0 and all Post 8/6/12 Incremental Combined LC Exposure has been collateralized as indicated above and third to repay, repurchase, retire or otherwise Redeem Existing Debt or Permitted Additional Debt;

provided further, however, that if the Barnett Shale Transaction has not been consummated prior to delivery by the Global Administrative Agent of the Proposed Borrowing Base Notice relating to the Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base in April 2013, clause (x) of the preceding proviso shall not apply and instead the Global Borrowing Base and the U.S. Borrowing Base shall be reduced in a manner consistent with the requirements and procedures set forth in Section 9.10(d)(iii)-(v), to the extent applicable, and the net cash proceeds of the Contribution Consideration shall be applied according to the preceding clause (y), if clause (y) is applicable, and otherwise pursuant to Section 9.10(d)(v), to the extent applicable.”

Section 3. Global Borrowing Base Redetermination; Allocation of U.S. Borrowing Base and Canadian Borrowing Base. The Required Lenders and the Combined Borrowers agree that from and after the Amendment Effective Date, the amount of the Global Borrowing Base shall be $850,000,000 and the amount of the U.S. Borrowing Base shall be $670,000,000, with an Allocated U.S. Borrowing Base of $530,000,000 and an Allocated Canadian Borrowing Base of $320,000,000. This provision does not limit redeterminations of the Borrowing Base in accordance with Section 2.07(c) or further adjustments thereto pursuant to Section 8.12(c), Section 9.02(n), Section 9.10(d) or Section 9.10(i) of the Combined Credit Agreements. This Section 3 constitutes a New Borrowing Base Notice in accordance with Section 2.07(d) of the Combined Credit Agreements and a Borrowing Base Allocation Notice in accordance with Section 2.07(e) of the Combined Credit Agreements, in each case, delivered in connection with this second Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base for the 2012 calendar year.

Section 4. Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Second Amendment Effective Date”):

4.1 The Global Administrative Agent shall have received from each of the Combined Borrowers, the Required Lenders, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of such Person.

4.2 The Combined Borrowers shall have paid all fees and amounts due and payable in connection with this Amendment on or prior to the Second Amendment Effective Date, including, to the extent invoiced at least one (1) Business Day prior to such date, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Combined Credit Agreements, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

5.2 Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Second Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly limited to an earlier date, in which case, on the Second Amendment Effective Date such representations and warranties shall continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Second Amendment Effective Date.

5.3 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

5.4 Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ John C. Regan
	Name:	John C. Regan
	Title:	Senior Vice president – Chief Financial Officer, Controller and Chief Accounting Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ John C. Regan
Name: John C. Regan
Title: Senior Vice president – Chief Financial Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement and as Global Administrative Agent

By:	/s/ David Morris
Name: David Morris
Title: Authorized Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Michael N. Tam
	Name:	Michael N. Tam
	Title:	Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Ryan K. Michael
	Name:	Ryan K. Michael
	Title:	Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ Joelle Chatwin
	Name:	Joelle Chatwin
	Title:	Executive Director

By:	/s/ Brad Kay
	Name:	Brad Kay
	Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

CIBC INC., as a Lender under the U.S. Credit Agreement

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Gordon DeKuyper
	Name:	Gordon DeKuyper
	Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ John S. Lesikar
	Name:	John S. Lesikar
	Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Omer Ahmed
	Name:	Omer Ahmed
	Title:	Portfolio Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

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COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Associate

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Chris Gage
	Name:	Chris Gage
	Title:	Vice President, Product Control

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COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

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COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Paul Jurist
	Name:	Paul Jurist
	Title:	Managing Director and Principal Officer

By:	/s/ Leigh Knowles
	Name:	Leigh Knowles
	Title:	Director

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COMBINED CREDIT AGREEMENTS

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Richard Leong
	Name:	Richard Leong
	Title:	Asset Manager

By:	/s/ Trevor Mulligan
	Name:	Trevor Mulligan
	Title:	Asset Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

GOLDMAN SACHS BANK USA, as a Lender under the U.S. Credit Agreement

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

KEYBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

SUMITOMO MITSUI BANKING CORPORATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Yasuhiro Shirai
	Name:	Yasuhiro Shirai
	Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

THE BANK OF NOVA SCOTIA, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Terry Donovan
	Name:	Terry Donovan
	Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND plc, as a Lender under the U.S. Credit Agreement

By:	/s/ James L. Moyes
	Name:	James L. Moyes
	Title:	Authorized Signatory

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COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND N.V. (CANADA) BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Shehan J. De Silva
	Name:	Shehan J. De Silva
	Title:	Vice President

By:	/s/ David Wright
	Name:	David Wright
	Title:	Director Head of Client Management Canada

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COMBINED CREDIT AGREEMENTS

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Kelly Hundal
	Name:	Kelly Hundal
	Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Kelly Hundal
	Name:	Kelly Hundal
	Title:	Authorized Signatory

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COMBINED CREDIT AGREEMENTS

U.S. BANK NATIONAL ASSOCIATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Monte E. Deckerd
	Name:	Monte E. Deckerd
	Title:	Senior Vice President

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COMBINED CREDIT AGREEMENTS

UBS LOAN FINANCE LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Attorney-in Fact

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Attorney-in Fact

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 2 TO

COMBINED CREDIT AGREEMENTS

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Director